                                                                    EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (this "Agreement") by and among Toreador Royalty Corporation, a Delaware corporation (the "Company"), and each of the persons listed on the Schedule of Purchasers attached hereto (each referred to herein as a "Purchaser" and, collectively, as the "Purchasers").

         The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement"), to issue and sell to each Purchaser shares (the "Preferred Shares") of the Company's Series A Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"). The Preferred Shares are convertible pursuant to the Company's Certificate of Designation (the "Certificate of Designation") into shares (the "Conversion Shares") of the Company's Common Stock, par value $0.15625 per share (the "Common Stock"). In order to induce the Purchasers to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and under applicable state securities laws. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement.

         In consideration of each Purchaser entering into the Securities Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings specified:

                  (a) "Closing" shall mean the date hereof;

                  (b) "Demand" means written request to the Company signed by holders of 26% of the Preferred Shares outstanding for the registration of the Conversion Shares;

                  (c) "Registration Deadline" means the one hundred and twentieth (120th) day following a Demand;

                  (d) "Holder" means any person owning or having the right to acquire, through conversion of Preferred Shares, Registrable Securities, including initially each Purchaser and thereafter any permitted assignee thereof;

                  (e) "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act ("Rule 415") or any successor rule providing for the offering of securities on a continuous or delayed basis ("Registration Statement"), and the declaration or ordering of effectiveness of the Registration Statement by the Securities and Exchange Commission (the "Commission"); and

                  (f) "Registrable Securities" means the Conversion Shares, and any other shares of Common Stock issuable pursuant to the terms of the Preferred Stock, whether as a dividend, payment of a redemption price or otherwise, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares, including without limitation any securities received by a Holder in connection with an Exchange Transaction (as defined in the Certificate of Designation).

         2.       DEMAND REGISTRATION.

                  (a) On or before the ninetieth (90th) day following a Demand, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 (or if the Company is not then eligible to utilize Form S-3 for a registration of this type, such other form as may be available to the Company) as a "shelf" registration statement under Rule 415 covering the resale of the number of shares of Registrable Securities then issuable on conversion of the Preferred Shares. In addition, the Company may elect to register for resale shares of Common Stock held by other holders. The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Preferred Shares to prevent dilution resulting from stock splits, stock dividends or similar events, or by reason of changes in the Conversion Price in accordance with the terms of the Certificate of Designation.

                  (b) The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline and shall maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement and (ii) the date on which all of the remaining Registrable Securities (in the reasonable opinion of counsel to the Company) may be immediately sold to the public without registration and without regard to the amount of Registrable Securities which may be sold by a Holder thereof at a given time (the "Registration Period").

                  (c) Upon the declaration by the Commission of the effectiveness of a Registration Statement with respect to a Demand, the right of the Holders to make a Demand pursuant to this Section 2 shall terminate and the Company shall have no further obligation under this Section 2 to file any additional Registration Statements on Demand. The Company's obligations under
Section 3 shall continue unaffected hereby.

         3.       PIGGYBACK REGISTRATION.

                  If at any time prior to the expiration of the Registration Period, (i) the Company proposes to register shares of Common Stock under the Securities Act in connection with the public offering of such shares for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or employee stock award or a registration on Form S-4 under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, a business combination involving an exchange of securities or an exchange offer for securities of the issuer or another entity) (a "Proposed Registration") and (ii) a registration statement covering the sale of all of the Registrable

Securities is not then effective and available for sales thereof by the Holders, the Company shall, at such time, promptly give each Holder written notice of such Proposed Registration. Each Holder shall have thirty (30) days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Holder intends to sell and such Holder's intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to the Holder. If, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distributions, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which each Holder has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities in the Registration Statement, in proportion to the number of Registrable Securities sought to be included by such Holders; and provided, however, that any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement.

         4.       OBLIGATIONS OF THE COMPANY.

         In addition to performing its obligations hereunder, including those pursuant to Sections 2(a) and 2(b) above, the Company shall:

                  (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of the Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

                  (b) furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

                  (c) use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

                  (d) in the event of an underwritten public offering of the Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Company, with the managing underwriter of such offering;

                  (e) notify each Holder immediately upon the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (except during a Blackout Period) as promptly as practicable, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. For purposes hereof, "Blackout Period" means such day or days, not to exceed an aggregate of thirty (30) days during any period of twelve (12) consecutive months, with respect to which the Board of Directors of the Company determines in good faith (A) that an amendment or supplement to the Registration Statement or prospectus contained therein is necessary, in light of subsequent events, in order to correct a material misstatement made therein or to include information the absence of which would render the Registration Statement or such prospectus materially misleading and (B) that the filing of such amendment or supplement would result in the disclosure of information which the Company has a bona fide business purpose for preserving as confidential; provided that the Company shall be entitled to impose no more than three (3) Blackout Periods during any period of twelve (12) consecutive months;

                  (f) use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

                  (g) furnish to each Holder, on the date that such Registration Statement becomes effective, a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Holder) addressed to such Holder, confirming the effectiveness of the Registration Statement and, to the knowledge of such counsel, the absence of any stop order;

                  (h) provide each Holder and its representatives the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part; and

                  (i) permit counsel for each Holder (at such Holder's expense) to review such Registration Statement and all amendments and supplements thereto a reasonable period of time prior to the filing thereof with the Commission.

         5.       OBLIGATIONS OF EACH HOLDER.

         In connection with the registration of the Registrable Securities pursuant to the Registration Statement, each Holder shall:

                  (a) furnish to the Company such information regarding itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

                  (b) upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 4(e) or 4(f), immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until the filing of an amendment or supplement as described in Section 4(g) or withdrawal of the stop order referred to in Section 4(f);

                  (c) in the event of an underwritten offering of the Registrable Securities, enter into a customary and reasonable underwriting agreement and execute such other documents as the managing underwriter for such offering may reasonably request;

                  (d) to the extent required by applicable law, deliver a prospectus to each purchaser of Registrable Securities; and

                  (e) notify the Company when it has sold all of the Registrable Securities theretofore held by it.

         6.       INDEMNIFICATION.

         In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with written information furnished by such person expressly for use in such Registration Statement; and provided, further, that the Company shall not be required to indemnify any person to the extent that any Loss results from such person selling Registrable Securities (i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available copies thereof or (ii) during any period following written notice by the Company to such Holder of an event described in Section 4(e) or 4(f).

                  (b) To the extent permitted by law, each Holder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement; and such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 6(b) exceed the net purchase price of securities sold by such Holder under the Registration Statement.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action.

                  (d) In the event that the indemnity provided in subsection (a) or (b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net purchase price of securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this subsection (d).

                  (e) The obligations of the Company and each Holder under this
Section 6 shall survive the conversion or redemption, if any, of the Preferred Shares, the exercise of the Warrant, the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

         7.       REPORTS.

                  With a view to making available to each Holder the benefits of Rule 144 under the Securities Act ("Rule 144") and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

                  (c) furnish to such Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing such Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

         8.       MISCELLANEOUS.

                  (a) Expenses of Registration. All expenses, other than underwriting discounts and commissions and fees and expenses of counsel to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees and the fees and disbursements of counsel for the Company shall be borne by the Company.

                  (b) Amendment; Waiver. Any provision of this Agreement may be amended only pursuant to a written instrument executed by the Company and Holders of at least two thirds (2/3) of the Registrable Securities then issued or issuable. Any waiver of the provisions of this Agreement may be made only pursuant to a written instrument executed by the party against whom enforcement is sought. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof. Provided, however, that upon the issuance of additional shares of Series A Preferred Stock subsequent to the date hereof and in accordance with the Securities Purchase Agreement, without any further consent or acknowledgment of the Holders party hereto, the Company may add additional holders of Series A Preferred Stock to this Agreement from time to time. Any such additional holders joining this Agreement shall execute a signature page to this Agreement, which signature page shall be countersigned by the Company and the original appended to this Agreement. A photocopy of such appended signature page shall be sent to each prior Holder party to this Agreement.

                  (c) Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., central time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                  If to the Company:

                  Toreador Royalty Corporation
                  4809 Cole Avenue
                  Suite 108
                  Dallas, Texas  75205
                  Attn.: Chief Executive Officer
                  Fax:   214-369-3183

                  with a copy to:

                  Haynes and Boone, LLP
                  901 Main Street, Suite 3100
                  Dallas, Texas 75202
                  Attn.: Janice V. Sharry
                  Tel:   214-651-5562
                  Fax:   214-651-5940

and if to any Holder, to such address as shall be designated by such Holder in writing to the Company.

                  (d) Termination. This Agreement shall terminate on the earlier to occur of (a) the end of the Registration Period and (b) the date on which all of the Registrable Securities have been publicly distributed; but any such termination shall be without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification and contribution obligations under this Agreement.

                  (e) Assignment. The rights of a Holder hereunder shall be assigned automatically to any transferee of the Preferred Shares or Registrable Securities from such Holder as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof and (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement.

                  (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflict of laws provisions thereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date indicated by their signature.


PURCHASER NAME: William I. Lee                        Dated:  December 7, 1998
                ----------------------------------


By: /s/ WILLIAM I. LEE
    ----------------------------------------------------
    Name: William I. Lee
    Title:
    Address: 4809 Cole Avenue
             Dallas, Texas 75205
    Facsimile: 214-521-8884



Accepted this 16th day of December 1998.

TOREADOR ROYALTY CORPORATION



By: /s/ G. THOMAS GRAVES III
    ----------------------------------------------------
    Name:  G. Thomas Graves III
    Title: President and Chief Executive Officer